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                                                                  Exhibit 24.1


                       [Letterhead of Arthur Andersen LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made part of this Registration Statement and previously filed Form S-4/A#2 (File No. #333-572).

                                               /s/ Arthur Andersen LLP


Dallas, Texas
October 15, 1997